UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 28, 2017, Inpixon, a Nevada corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”) pursuant to which the Company agreed to sell, and the Underwriter agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, an aggregate of 1,849,460 Class A Units (the “Class A Units”), at a price to the public of $1.05 per Class A Unit, each consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a five-year warrant to purchase one share of Common Stock (the “Warrants”), and 4,060 Class B Units (the “Class B Units” and together with the Class A Units, the “Units”), at a price to the public of $1,000 per Class B Unit, each consisting of one share of the Company’s newly designated Series 2 convertible preferred stock (the “Series 2 Preferred”), containing the relative rights, preferences, limitations and designations set forth in the certificate of designation (the “Certificate of Designation”), with a stated value of $1,000 and initially convertible into 3,866,667 shares of our Common Stock at a conversion price of $1.05 and Warrants exercisable for the number of shares of Common Stock into which the shares of Series 2 Preferred is initially convertible. The shares of Common Stock, shares of Series 2 Preferred and the Warrants that are part of the Units, as applicable, are immediately separable and will be issued separately in this offering.

The Units will not be issued or certificated. Subject to certain ownership limitations, the Series 2 Preferred is convertible at any time at the option of the holder. The Warrants will be issued in accordance with the terms and conditions of the warrant agency agreement, to be entered into by and between the Company and Corporate Stock Transfer Inc. (the “Warrant Agency Agreement”). The Warrants will be immediately exercisable at an exercise price of $1.3125 per share; provided, however, that if the Company issues shares of Common Stock at a price per share that is less than the then current exercise price, then the exercise price shall be automatically reduced to such lower price subject to certain standard exempt issuances; provided further that such exercise price will not be less than $0.50 per share. The Warrants will expire on the fifth (5th) anniversary of the initial date of issuance.

The Series 2 Preferred will be non-voting (except to the extent required by law) and convertible into the number of shares of Common Stock determined by dividing the aggregate stated value of the Series 2 Preferred of $1,000 per share to be converted by the conversion price then in effect.

The Company expects to receive approximately $6,000,000 in gross proceeds from the Offering, before underwriting discounts and commissions and offering expenses payable by the Company. In addition, the Underwriter was granted an over-allotment option for a period of 45 days to purchase up to an additional 277,419 shares of Common Stock, 609 shares of Series 2 Preferred and/or 580,000 warrants to cover over-allotments, if any. After deducting underwriting discounts and commissions, we expect the net proceeds from the offering to be approximately $5.8 million, or approximately $6.6 million if the Underwriter exercises in full the option to purchase additional shares.

The Company expects the Offering to close on or about June 30, 2017, subject to the satisfaction of customary closing conditions including the filing of a Certificate of Designation with the Secretary of State of the State of Nevada with respect to the Series 2 Preferred. The Underwriting Agreement provides that the Company will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to reimburse the Underwriter for payments that the Underwriter may be required to make because of such liabilities.

The Company conducted the Offering pursuant to a Registration Statement on Form S-1 (File No. 333-218173), which was declared effective by the Securities and Exchange Commission on June 28, 2017.

The foregoing description of the Underwriting Agreement, the Series 2 Preferred, the Warrants and the Warrant Agency Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Certificate of Designation and the Warrant Agency Agreement, which are attached as Exhibits 1.1, 3.1, and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

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GemCap and Hillair Waiver and Consent

On June 23, 2017, the Company, GemCap Lending I, LLC (“GemCap”) and Hillair Capital Investments L.P. (“Hillair”) entered into a waiver and consent agreement (the “GemCap/Hillair Waiver”) to the Subordination Agreement dated as of November 14, 2016, by and between GemCap and Hillair, to permit the Company to repay outstanding junior indebtedness owed to Hillair from the proceeds of the Offering.

December 2016 Purchasers Waiver and Consent

The Company entered into that certain waiver and consent agreement, dated June 28, 2017, (the “Waiver and Consent Agreement”) with those purchasers (the “December 2016 Purchasers”) signatory to that cerain securities purchase agreement, dated as of December 12, 2016 (the “December 2016 SPA”). Pursuant to the terms of the Waiver and Consent Agreement, the December 2016 Purchasers have agreed to waive (the “Waiver”) the variable rate transaction prohibition contained in the December 2016 SPA, which, if not waived, prohibits the adjustment to the exercise price set forth in the Warrants. In consideration of the Waiver, the warrants held by the December 2016 Purchasers issued in accordance with the December 2016 SPA (the “December 2016 Warrants”) have been amended to provide for an adjustment to such warrants exercise price to the extent shares of Common Stock are issue or sold for a consideration per share less than the then current exercise price; provided, that the exercise price will not be less than $0.50 per share. The obligations of each of the December 2016 Purchasers is several and not joint with the obligations of any other December 2016 Purchaser.

Hillair Waiver and Consent

On June 28, 2017, the Company and Hillair entered into an agreement and waiver (the “Hillair Waiver”) to redeem an aggregate amount of up to approximately $2,850,000 in principal and accrued interest due to Hillair under the 8% Original Issue Discount Senior Convertible Debenture (the “Debenture”). In addition, pursuant to the terms of the Hillair Waiver, Hillair also waived the variable rate transaction prohibition and the prohibition on issuing any securities at an effective per share price that is less than $7.05 contained in the securities purchase agreement pursuant to which the Debenture was issued, which, if not waived, prohibits the amendment to the December 2016 Warrants, as described above, and the adjustment to the exercise price set forth in the Warrants.

The foregoing descriptions of the GemCap/Hillair Waiver, Waiver and Consent Agreement and Hillair Waiver do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the documents, copes of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2017.

Item 8.01	Other Events.

On June 29, 2017, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
Exhibit 1.1*	Underwriting Agreement, dated June 28, 2017, by and between Inpixon and Aegis Capital Corp.

Exhibit 3.1	Form of Certificate of Designations of Series 2 Preferred (incorporated by reference to Exhibit 3.9 to the Company’s registration statement on Form S-1 (File No. 333-218173), filed with the SEC on June 23, 2017).

Exhibit 4.1	Form of Warrant Agency Agreement (incorporated by reference to Exhibit 4.7 to the Company’s registration statement on Form S-1 (File No. 333-218173), filed with the SEC on June 23, 2017).

Exhibit 99.1*	Press Release of Inpixon issued June 29, 2017.

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: June 29, 2017	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit Number	Exhibit Description
Exhibit 1.1*	Underwriting Agreement, dated June 28, 2017, by and between Inpixon and Aegis Capital Corp.

Exhibit 3.1	Form of Certificate of Designations of Series 2 Preferred (incorporated by reference to Exhibit 3.9 to the Company’s registration statement on Form S-1 (File No. 333-218173), filed with the SEC on June 23, 2017).

Exhibit 4.1	Form of Warrant Agency Agreement (incorporated by reference to Exhibit 4.7 to the Company’s registration statement on Form S-1 (File No. 333-218173), filed with the SEC on June 23, 2017).

Exhibit 99.1*	Press Release of Inpixon issued June 29, 2017.

* Filed herewith

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